UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

OWNERTEL, INC.

(Exact name of registrant as specified in its charter)

Georgia	333-66360	58-2634747
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

205 Van Buren Street, Suite 150, Herndon, Virginia	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 344-0961

1413 S. Howard Ave., Suite 209, Tampa, Florida 33606

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 9, 2005, we were administratively dissolved by the State of Georgia pursuant to Section 14-2-1421 of the Georgia Business Corporation Code. Prior to that date we were a marketer and reseller of local and long distance telephone and internet services. We have not filed current, periodic or annual reports with the Securities and Exchange Commission required under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since and including the Annual Report on Form 10-KSB for the year ended December 31, 2002 through the date of this report (the “SEC Filings”). On July 13, 2006, we were reinstated as an active Georgia corporation pursuant to the Georgia Business Corporation Code.

On April 30, 2007, we entered into a Stock Purchase Agreement with Bluepoint Financial, LLC (“Bluepoint”), William G. Head, III, our former president, and Elizabeth Crews, our former chief financial officer (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, Ms. Crews agreed to sell to Bluepoint 5,250,000 shares of our common stock which she owned for a purchase price of $3,150 and Mr. Head and his family trust agreed to sell to Bluepoint and aggregate of 5,250,000 shares of our common stock which they owned for an aggregate purchase price of $3,150. In addition, we agreed to sell 50,000,000 shares of our common stock to Bluepoint for a purchase price of $30,000.

Upon closing of these transactions, Mr. Head resigned as our president and Ms. Crews resigned from her position as a director and as our chief financial officer. In addition, we agreed to appoint Robert Druzak, a principal of Bluepoint, as a director and as our president and chief executive officer. Bluepoint does not contemplate continuing our business as a marketer and reseller of local and long distance telephone and internet services, but intends to locate a suitable business for us to acquire after we complete all required SEC Filings. Bluepoint has not begun to identify potential acquisition targets and has not determined in which industry it will seek to locate such targets.

The Stock Purchase Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

On April 30, 2007, we entered into a consulting agreement with Mr. Head pursuant to which he agreed to spend no more than five hours per week for a period of one month from the date of the consulting agreement assisting and cooperating in the process of preparing and filing the SEC Filings by (i) reviewing our liabilities and assets, (ii) assisting in the preparation of our financial statements, (iii) reviewing our stockholder lists and (iv) reviewing the SEC Filings. Pursuant to the consulting agreement, we agreed to pay Mr. Head a consulting fee of $6,850. The consulting agreement is filed as Exhibit 10.2 to this report.

On April 30, 2007, we entered into a consulting agreement with Ms. Crews pursuant to which she agreed to spend no more than five hours per week for a period of one month from the date of the consulting agreement assisting and cooperating in the process of preparing and filing the SEC Filings by (i) reviewing our liabilities and assets, (ii) assisting in the preparation of our financial statements, (iii) reviewing our stockholder lists and (iv) reviewing the SEC Filings. Pursuant to the consulting agreement, we agreed to pay Ms. Crews a consulting fee of $6,850. The consulting agreement is filed as Exhibit 10.3 to this report.

Item 3.02. Unregistered Sales of Equity Securities

On April 30, 2007, pursuant to the Stock Purchase Agreement, we sold 50,000,000 shares of common stock to Bluepoint in exchange for the purchase price of $30,000. This transaction was completed pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 5.01. Changes in Control of Registrant

On April 30, 2007, pursuant to the terms of the Stock Purchase Agreement, Bluepoint acquired an aggregate of 60,500,000 shares of our common stock. We sold 50,000,000 of these shares to Bluepoint for a purchase price of $30,000, as more fully described in Item 1.01 of this Current Report on Form 8-K. Bluepoint acquired an aggregate of 5,250,000 of these shares from William G. Head, III and his family trust for an aggregate purchase price of $3,150. Bluepoint acquired 5,250,000 of these shares from Elizabeth Crews for a purchase price of $3,150. Bluepoint paid the aggregate purchase price of these shares out of its own funds. As a result of these purchases, Bluepoint now owns approximately 83.9% of our issued and outstanding common stock.

Upon closing of the transactions contemplated by the Stock Purchase Agreement, Robert Druzak, a principal of Bluepoint, was appointed as a director and as our president and chief executive officer. In addition, Ms. Crews resigned from her positions as a director and as our chief financial officer and Mr. Head resigned as our president but will continue to serve as a director.

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

On April 30, 2007, upon closing of the transactions contemplated by the Stock Purchase Agreement, Mr. Head resigned as our president. In addition, pursuant to the terms of the Stock Purchase Agreement, Ms. Crews resigned from her positions as a director and as our chief financial officer. Each of these resignations were made pursuant to the terms of the Stock Purchase Agreement and were not due to any disagreements with us.

On April 30, 2007, upon closing of the transactions contemplated by the Stock Purchase Agreement, Robert Druzak, a principal of Bluepoint, was appointed as a director and as our president and chief executive officer. Since March 2007, Mr. Druzak has served as a Senior Vice President of Iceweb, Inc., a public company that is a provider of hosted web-based collaboration solutions. From 2001 to 2007, Mr. Druzak as served as Manager of Specialty products for IPSCO Steel, a multi-billion dollar steel producer based in Canada. Prior to that, from 1984 through 2000, Mr. Druzak served as President and Chief Executive Officer of Justin Steel Corporation, a specialty steel distributor. In 2000, Mr. Druzak completed the sale of Justin Steel’s assets to a privately owned steel distributor. Mr. Druzak is President, Chief Executive Officer, Chief Financial Officer and sole director of BBC Graphics of Palm Beach, Inc., a public reporting company that is presently seeking to identify and acquire an operating business with growth potential. Mr. Druzak holds a Bachelors of Science degree in Business Management from Houston.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as April 30, 2007, by and between Ownertel, Inc., William G. Head, III, Elizabeth Crews and Bluepoint Financial, LLC.

10.2	Letter Consulting Agreement by and between Ownertel, Inc. and William G. Head, III, dated April 30, 2007.

10.3	Letter Consulting Agreement by and between Ownertel, Inc. and Elizabeth Crews dated April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWNERTEL, INC.

Date: April 30, 2007	By:	/s/ Robert Druzak
Robert Druzak
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as April 30, 2007, by and between Ownertel, Inc., William G. Head, III, Elizabeth Crews and Bluepoint Financial, LLC.

10.2	Letter Consulting Agreement by and between Ownertel, Inc. and William G. Head, III, dated April 30, 2007.

10.3	Letter Consulting Agreement by and between Ownertel, Inc. and Elizabeth Crews dated April 30, 2007.